UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) November 22, 2005

                RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.,
                   on behalf of the RFMSI Series 2005-S7 Trust
             (Exact name of registrant as specified in its charter)


             DELAWARE                 333-125485              75-2006294
 (State of Other Jurisdiction of      (Commission          (I.R.S. Employer
          Incorporation)              File Number)        Identification No.)


    8400 Normandale Lake Blvd.                           55437
            Suite 250                                  (Zip Code)
      Minneapolis, Minnesota
(Address of Principal Executive Offices)



Registrant's telephone number, including area code, is (952) 857-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

        Filing of Computational Materials

        In connection with the proposed offering of the Residential Funding Mortgage Securities I, Inc. Mortgage Pass-Through Certificates (the "Certificates"), Series 2005-S7, Residential Credit Suisse First Boston LLC(the "Underwriter"), has each prepared certain materials (the "Computational
Materials") for distribution to potential investors. Although Residential Funding Mortgage Securities I, Inc. (the "Company") provided the Underwriter with certain information regarding the characteristics of the mortgage loans (the "Mortgage Loans") in the related portfolio, the Company did not participate in the preparation of the Computational Materials.

        For purposes of this Form 8-K, "Computational Materials" shall mean tables, charts and/or text displaying or describing, with respect to the Certificates, any of the following: yield; average life; duration, expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Mortgage Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The Computational Materials listed as Exhibit 99.1 and Exhibit 99.2 are hereto being filed under Form SE dated November 22, 2005.

Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits

        (a)    Financial Statements. Not applicable.

        (b)    Pro Forma Financial Information. Not applicable.

        (c)    Exhibits

               99.1 Computational  Materials  -  Underwriter  Pricing  and  Deal
                    Information

               99.2 Computational  Materials  -  Underwriter  Pricing  and  Deal
                    Information

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                            RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.

                            By: /s/ Heather Anderson
                            Name:   Heather Anderson
                            Title:  Vice President




Dated: November 22, 2005

EXHIBIT INDEX

Exhibit No.   Description of Exhibit

 99.1         Computational Materials - Underwriter Pricing and Deal Information

 99.2         Computational Materials - Underwriter Pricing and Deal Information